Exhibit 10.32

NINTH MODIFICATION AGREEMENT

THIS NINTH MODIFICATION AGREEMENT dated as of May 1, 2015 (this “Agreement”), is entered into by and among ADK LUMBER CITY OPERATOR, LLC (“Borrower 2”), ADK LAGRANGE OPERATOR, LLC (“Borrower 4”), ADK POWDER SPRINGS OPERATOR, LLC (“Borrower 5”), ADK THUNDERBOLT OPERATOR, LLC (“Borrower 7”), ATTALLA NURSING ADK, LLC (“Borrower 9”), MOUNTAIN TRACE NURSING ADK, LLC, an Ohio limited liability company (“Borrower 10”), ERIN NURSING, LLC (“Borrower 12”), CP NURSING, LLC (“Borrower 13”), BENTON NURSING, LLC (“Borrower 14”), VALLEY RIVER NURSING, LLC (“Borrower 15”), PARK HERITAGE NURSING, LLC (“Borrower 16”), HOMESTEAD NURSING, LLC (“Borrower 17”), MOUNTAIN VIEW NURSING, LLC (“Borrower 19”), LITTLE ROCK HC&R NURSING, LLC (“Borrower 21”), COOSA NURSING ADK, LLC (“Borrower 25”), and QC NURSING, LLC (“Borrower 26”), each a Georgia limited liability company except as hereinabove set forth (the “Borrowers”), ADCARE HEALTH SYSTEMS, INC., a Georgia corporation (the “Guarantor”) (the Borrowers and the Guarantor being sometimes referred to herein collectively as the “Borrower/Guarantor Parties”), and THE PRIVATEBANK AND TRUST COMPANY, an Illinois banking corporation (“Lender”).
RECITALS

A.    The Borrower/Guarantor Parties and the Lender heretofore entered into the following documents (collectively, the “Documents”):
(i)    Loan and Security Agreement dated as of September 20, 2012 (the “Loan Agreement”), by and among the Borrowers named therein and the Lender.
(ii)    Promissory Note dated September 20, 2012 (the “Note”), from the Borrowers named therein to the Lender in the principal amount as amended effective April 1, 2015, of $6,000,000, and in the principal amount as amended effective August 1, 2015, of $5,750,000.
(iii)    Guaranty of Payment and Performance dated as of September 20, 2012, by the Guarantor to and for the benefit of the Lender.
B.    The parties previously entered into following documents (the “Previous Modifications”) which modified and amended or contained additional agreements concerning the Documents (all of which modifications, amendments and additional agreements are referred to herein as “Amending” the Documents): (i) the Modification Agreement dated as of October 26, 2012; (ii) the Memorandum of Agreement dated January 25, 2013 (the “Second Modification”); (iii) the Third Modification Agreement dated as of September 30, 2013 (the “Third Modification”); (iv) the Fourth Modification Agreement dated as of November 26, 2013; (v) the Fifth Modification Agreement dated as of July 22, 2014; (vi) the Sixth Modification Agreement dated as of September 24, 2014 (the “Sixth Modification”); (vii) the Seventh Modification Agreement dated as of

December 17, 2014 (the “Seventh Modification”); (viii) the Pledge Agreement dated as of April 16, 2015, by the Guarantor to the Lender; and (ix) the Eighth Modification Agreement dated as of April 1, 2015 (the “Eighth Modification”).
C.    Borrower 20, Borrower 22 and Borrower 23 (as defined in the Second Modification) were released from their respective obligations under the Documents pursuant to the Second Modification.
D.    Borrower 3, Borrower 6 and Borrower 8 (as defined in the Third Modification) were released from their respective obligations under the Documents pursuant to the Third Modification.
E.    Borrower 1, Borrower 18 and Borrower 24 (as defined in the Sixth Modification) were released from their respective obligations under the Documents pursuant to the Sixth Modification.
F.    Borrower 11 (as defined in the Seventh Modification) was released from its obligations under the Documents pursuant to the Seventh Modification.
G.    Borrowers 2, 5, 7, 9, 10, 12 and 25 transferred operations of their facilities with the consent of the Lender granted in the Eighth Modification.
H.    The parties desire to make certain modifications and amendments to the Documents, as Amended by the Previous Modifications, as more fully provided for herein, all as modifications, amendments and continuations of, but not as novations of, the Documents.
AGREEMENTS

In consideration of the premises and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
Section 1.    Recitals Part of Agreement; Defined Terms; References to Documents; New Defined Terms Added to Loan Agreement; Post-Closing Requirements.
(a)    The foregoing Recitals are hereby incorporated into and made a part of this Agreement.
(b)    All capitalized terms used and not otherwise defined in this Agreement shall have the meanings set forth in the Loan Agreement.
(c)    Except as otherwise stated herein, all references in this Agreement to any one or more of the Documents shall be deemed to include the Previous Modifications and amendments to the Documents provided for in the Previous Modifications, whether or not express reference is made to such previous modifications and amendments.
(d)    The defined terms “Transferred Facility”, “Transferring Borrower”, “New Operator”, “Transfer Date” and “Transfer Documents” which were added to Section 1.1 of the

Loan Agreement in the Eighth Modification are hereby modified and amended by adding to each of them the new information which appears in Section 2 of this Agreement.
(e)    Not later than May 15, 2015, the Borrower shall deliver to the Lender (i) entity certificates for the Borrowers and the Guarantor in substantially the same form as the entity certificates for the Borrowers and the Guarantor delivered to the Lender in connection with the Eighth Modification, and (ii) legal opinions relating to this Agreement from attorneys in the States of Arkansas, Alabama, North Carolina, Ohio and Oklahoma, in substantially the same form as the legal opinions delivered by such attorneys with respect to the Eighth Modification.
Section 2.    Lender Consent to Transfer of Operations to Additional New Operators. In addition to the consents to transfers of operations of Facilities contained in the Eighth Modification, the Borrowers and the Guarantor hereby request that the Lender consent to the transfer of operations of each Facility listed below (each of which shall be a “Transferred Facility”) by the Borrower which is the operator of such Facility (each of which shall be a “Transferring Borrower”), to the New Operator listed opposite the name of such Facility below (each of which shall be a “New Operator”), effective as of the Transfer Date listed opposite the name of such Facility below (each of which shall be a “Transfer Date”), pursuant to the Transfer Documents described opposite the name of such Facility below (each of which shall be “Transfer Documents”), and the Lender hereby grants such consent.

Facility and Borrower Number	Facility Name	Borrower	Owner or Original Sublessor Leasing to Borrower	New Operator	Transfer Date	Transfer Documents
4	LaGrange Nursing and Rehabilitation Center	Borrower 4 ADK LaGrange Operator, LLC	Owner, Master Lease Lessor - William Foster Sublessor - ADK Georgia, LLC	C.R. of LaGrange, L.C., a Georgia limited liability company Affiliate of C. Ross Management, LLC (New Sponsor of Facility 13)	April 1, 2015	Direct Sublease Agreement by ADK Georgia, LLC dated April 1, 2015 Operations Transfer Agreement dated March 17, 2015
13	College Park Healthcare Center	Borrower 13 CP Nursing, LLC	Owner, CP Property Holdings, LLC	Healthcare at College Park, LLC, a Georgia limited liability company Affiliate of C. Ross Management, LLC (New Sponsor of Facility 4)	April 1, 2015
Sublease Agreement by CP Nursing, LLC, to C.R. of College Park, LLC, a Georgia limited liability company, dated February 18, 2015

Sub-Sublease Agreement by C.R. of College Park, LLC, to Healthcare at College Park, LLC, dated April 1, 2015

Operations Transfer Agreement dated March 31, 2015

16	Heritage Park Nursing Center	Borrower 17 ADK Thunderbolt Operator, LLC	Park Heritage Nursing, LLC	Highlands of Rogers Dixieland, LLC, a Delaware limited liability company Affiliate of Aria Healthcare (New Sponsor of Facilities 17, 19 and 21)	May 1, 2015	Sublease Agreement by Borrower 16 dated January 15, 2015, as amended by Amendments dated February 27, 2015, March 31, 2015, and April 30, 2015 Operations Transfer Agreement dated January 16, 2015
17	Homestead Manor Nursing Home	Borrower 17 Homestead Nursing, LLC	Owner, Homestead Property Holdings, LLC	Highlands Of Stamps, LLC, a Delaware limited liability company Affiliate of Aria Healthcare (New Sponsor of Facilities 16, 19 and 21)	May 1, 2015	Sublease Agreement by Borrower 17 dated January 15, 2015, as amended by Amendments dated February 27, 2015, March 31, 2015, and April 30, 2015 Operations Transfer Agreement dated January 16, 2015
19	Stone County Nursing and Rehabilitation Center	Borrower 19 Mountain View Nursing, LLC	Owner, Mount V Property Holdings, LLC	Highlands Of Little Rock South Cumberland, LLC, a Delaware limited liability company Affiliate of Aria Healthcare (New Sponsor of Facilities 16, 17 and 19)	May 1, 2015	Sublease Agreement by Borrower 19 dated January 15, 2015, as amended by Amendments dated February 27, 2015, March 31, 2015, and April 30, 2015 Operations Transfer Agreement dated January 16, 2015
21	Little Rock HC&R Nursing	Borrower 21 Little Rock HC&R Nursing, LLC	Owner, Little Rock HC&R Property Holdings, LLC	Highlands of Little Rock West Markham, LLC, , a Delaware limited liability company Affiliate of Aria Healthcare (New Sponsor of Facilities 16, 17 and 19)	May 1, 2015	Sublease Agreement by Borrower 21 dated January 15, 2015, as amended by Amendments dated February 27, 2015, March 31, 2015, and April 30, 2015 Operations Transfer Agreement dated January 16, 2015

Section 7.11 of the Loan Agreement shall be deemed to be modified and amended to permit the transfer of operations of the aforesaid Transferred Facilities to the aforesaid New Operators under the aforesaid Transfer Documents, and to permit the operation of the aforesaid Transferred Facilities by the aforesaid New Operators from and after their respective aforesaid Transfer Dates.

Section 3.    Reductions of Loan Amount.

(a)    Pursuant to the Eighth Modification, the amount of the Loan and the Note and the Loan Amount were reduced from $8,815,000 to $6,000,000, effective as of the date of April 1, 2015, date of the Eighth Modification.

(b)    Pursuant to the Eighth Modification, the amount of the Loan and the Note and the Loan Amount were further reduced from $6,000,000 to $5,750,000, effective as of August 1, 2015.
(c)    The amount of the Loan and the Note and the Loan Amount are hereby further reduced from $5,750,000 to $3,750,000, effective as of September 1, 2015, and all of the Documents, as Amended by the Previous Modifications, are hereby modified and amended accordingly.
(d)    Without limitation on the generality of the foregoing provisions of this Section, the dollar amounts that appear in the Documents, as Amended by the Previous Modifications, in reference to the amount of the Loan and the Note are hereby modified and amended to be the respective reduced amounts set forth above in this Section effective as of the respective reduction dates set forth above in this Section, including, without limitation, in the defined term “Loan Amount” in Section 1.1 of the Loan Agreement, in the upper left corner of page 1 of the Note, in the definition of the term “Loan” in Section 1 of the Note, and in Recital paragraph A of the Guaranty, each as Amended by the Previous Modifications.
(e)    If any reduction of the Loan Amount which is provided for in this Section results in a reduction of the Availability that causes the outstanding principal balance of the Loan together with the combined face amount of all outstanding Letters of Credit, to exceed the reduced Availability, the Borrowers shall make such repayments of the Loan as shall be necessary to eliminate such excess, as required by the Loan Agreement, including, without limitation, Sections 3.4(b) and 7.4 thereof. In the event that at the time of any such reduction of the Availability there is no principal balance outstanding on the Loan, or if a payment made as described above in this paragraph causes no principal balance to be outstanding on the Loan, and if the combined face amount of all outstanding Letters of Credit exceeds the reduced Availability, then the Borrowers shall immediately deposit the amount of such excess in a cash collateral account as security for the Loan in the name of one or more of the Borrowers with the Lender, and shall maintain such amount on deposit in such cash collateral account so long as and to the extent that the face amount of the combined face amount of all outstanding Letters of Credit exceeds the Availability, as required by the Loan Agreement, including, without limitation, Section 3.4(b) thereof.
Section 4.    Eighth Modification Provisions to Apply; Additional Change Relating to Certain Eligible Accounts.
(a)    All of the provisions of Sections 4 through 8 of the Eighth Modification shall apply not only to and with respect to the Transferred Facilities, Transferring Borrowers, New Operators, Transfer Dates and Transfer Documents which are identified in the Eighth Modification, but also to the Transferred Facilities, Transferring Borrowers, New Operators, Transfer Dates and Transfer Documents which are identified in this Agreement.
(b)    In addition to the provisions of Section 4 of the Eighth Modification, the Accounts of Borrowers 16, 17, 19 and 21 shall cease to be Eligible Accounts on the date of this Agreement,

for the reason that the New Operators of Facilities 16, 17, 19 and 21 declined to deliver estoppel agreements relating to their Transfer Documents in a form acceptable to the Lender.
Section 5.    Attachment to Note. The Lender may, and prior to any transfer by it of the Note shall, attach a copy of this Agreement to the original Note and place an endorsement on the original Note making reference to the fact that such attachment has been made.
Section 6.    Representations and Warranties. The term “Signing Entity” as used in this Section means any entity (other than a Borrower/Guarantor Party itself) that appears in the signature block of any Borrower/Guarantor Party in this Agreement, any of the Documents or any of the Previous Modifications, if any. In order to induce the Lender to enter into this Agreement, the Borrower/Guarantor Parties hereby represent and warrant to the Lender as follows as of the date of this Agreement and if different, as of the date of the execution and delivery of this Agreement:
(a)    Each Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of the State of which is stated in the Preambles to this Agreement, and if such State is not the State in which its Facility is located, such Borrower is duly registered or qualified to transact business and in good standing in the State in which its Facility is located. Each Borrower has all necessary power and authority to carry on its present business, and has full right, power and authority to enter into this Agreement, each of the Documents to which it is a party and the Previous Modifications, and to perform and consummate the transactions contemplated hereby and thereby.
(b)    The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia, has all necessary power and authority to carry on its present business, and has full right, power and authority to enter into this Agreement, each of the Documents to which it is a party and the Previous Modifications, and to perform and consummate the transactions contemplated hereby and thereby.
(c)    Each Signing Entity is duly organized, validly existing and in good standing under the laws of the State in which it is organized, has all necessary power and authority to carry on its present business, and has full right, power and authority to execute this Agreement, the Documents and the Previous Modifications in the capacity shown in each signature block contained in this Agreement, the Documents and the Previous Modifications in which its name appears, and such execution has been duly authorized by all necessary legal action applicable to such Signing Entity.
(d)    This Agreement, the Documents and the Previous Modifications have been duly authorized, executed and delivered by such of the Borrower/Guarantor Parties as are parties thereto, and this Agreement, the Documents and the Previous Modifications constitute valid and legally binding obligations enforceable against such of the Borrower/Guarantor Parties as are parties thereto. The execution and delivery of this Agreement, the Documents and the Previous Modifications and compliance with the provisions thereof under the circumstances contemplated therein do not and will not conflict with or constitute a breach or violation of or default under the organizational documents of any Borrower/Guarantor Party or any Signing Entity, or any agreement or other instrument to which any of the Borrower/Guarantor Parties or any Signing Entity is a party, or by which any of them is bound, or to which any of their respective properties are subject, or any existing law, administrative regulation, court order or consent decree to which any of them is subject.
(e)    The Borrower/Guarantor Parties are in full compliance with all of the terms and conditions of the Documents to which they are a party and the Previous Modifications, and no Default or Event of Default has occurred and is continuing with respect to any of the Documents or the Previous Modifications.
(f)    There is no litigation or administrative proceeding pending or threatened to restrain or enjoin the transactions contemplated by this Agreement, any of the Documents or the Previous Modifications, or questioning the validity thereof, or in any way contesting the existence or powers of any of the Borrower/Guarantor Parties or any Signing Entity, or in which an unfavorable decision, ruling or finding would adversely affect the transactions contemplated by this Agreement, any of the Documents or the Previous Modifications, or would result in any material adverse change in the financial condition, properties, business or operations of any of the Borrower/Guarantor Parties.
(g)    The statements contained in the Recitals to this Agreement are true and correct.
Section 7.    Documents to Remain in Effect; Confirmation of Obligations; References. The Documents shall remain in full force and effect as originally executed and delivered by the parties, except as previously modified and amended by the Previous Modifications and as expressly modified and amended herein. In order to induce the Lender to enter into this Agreement, the Borrower/Guarantor Parties hereby (i) confirm and reaffirm all of their obligations under the Documents, as previously modified and amended by the Previous Modifications and as modified and amended herein; (ii) acknowledge and agree that the Lender, by entering into this Agreement, does not waive any existing or future default or event of default under any of the Documents, or any rights or remedies under any of the Documents, except as expressly provided herein; (iii) acknowledge and agree that the Lender has not heretofore waived any default or event of default under any of the Documents, or any rights or remedies under any of the Documents; and (iv) acknowledge and agree that they do not have any defense, setoff or counterclaim to the payment or performance of any of their obligations under, or to the enforcement by the Lender of, the Documents, as previously modified and amended by the Previous Modifications and as modified and amended herein, including, without limitation, any defense, setoff or counterclaim based on the covenant of good faith and fair dealing. All references in the Documents to any one or more of the Documents, or to the “Loan Documents,” shall be deemed to refer to such Document, Documents or Loan Documents, as the case may be, as previously modified and amended by the Previous Modifications and as modified and amended by this Agreement. Electronic records of executed documents maintained by the Lender shall be deemed to be originals thereof.
Section 8.    Certifications, Representations and Warranties. In order to induce the Lender to enter into this Agreement, the Borrower/Guarantor Parties hereby certify, represent and warrant to the Lender that all certifications, representations and warranties contained in the Documents and the Previous Modifications and in all certificates heretofore delivered to the Lender are true and correct as of the date of this Agreement and if different, as of the date of the execution and delivery of this Agreement, and all such certifications, representations and warranties are hereby remade and made to speak as of the date of this Agreement and if different, as of the date of the execution and delivery of this Agreement.
Section 9.    Entire Agreement; No Reliance. This Agreement sets forth all of the covenants, promises, agreements, conditions and understandings of the parties relating to the subject matter of this Agreement, and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them relating to the subject matter of this Agreement other than as are herein set forth. The Borrower/Guarantor Parties acknowledge that they are executing this Agreement without relying on any statements, representations or warranties, either oral or written, that are not expressly set forth herein.
Section 10.    Successors. This Agreement shall inure to the benefit of and shall be binding upon the parties and their respective successors, assigns and legal representatives.
Section 11.    Severability. In the event any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.
Section 12.    Amendments, Changes and Modifications. This Agreement may be amended, changed, modified, altered or terminated only by a written instrument executed by all of the parties hereto.
Section 13.    Construction.
(a)    The words “hereof,” “herein,” and “hereunder,” and other words of a similar import refer to this Agreement as a whole and not to the individual Sections in which such terms are used.
(b)    References to Sections and other subdivisions of this Agreement are to the designated Sections and other subdivisions of this Agreement as originally executed.
(c)    The headings of this Agreement are for convenience only and shall not define or limit the provisions hereof.
(d)    Where the context so requires, words used in singular shall include the plural and vice versa, and words of one gender shall include all other genders.
(e)    The Borrower/Guarantor Parties and the Lender, and their respective legal counsel, have participated in the drafting of this Agreement, and accordingly the general rule of construction to the effect that any ambiguities in a contract are to be resolved against the party drafting the contract shall not be employed in the construction and interpretation of this Agreement.
Section 14.    Counterparts; Electronic Signatures. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same document. Receipt of an executed signature page to this Agreement by facsimile or other electronic transmission shall constitute effective delivery thereof. An electronic record of this executed Agreement maintained by the Lender shall be deemed to be an original.
Section 15.    Governing Law. This Agreement is prepared and entered into with the intention that the law of the State of Illinois shall govern its construction and enforcement.
Section 16.    Waiver of Trial by Jury. THE PROVISIONS OF THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS RELATING TO WAIVER OF TRIAL BY JURY SHALL APPLY TO THIS AGREEMENT.

[SIGNATURE PAGE(S) AND EXHIBIT(S),
IF ANY, FOLLOW THIS PAGE]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ADK LUMBER CITY OPERATOR, LLC
ADK LAGRANGE OPERATOR, LLC
ADK POWDER SPRINGS OPERATOR, LLC
ADK THUNDERBOLT OPERATOR, LLC
ATTALLA NURSING ADK, LLC
MOUNTAIN TRACE NURSING ADK, LLC
ERIN NURSING, LLC
CP NURSING, LLC
BENTON NURSING, LLC
VALLEY RIVER NURSING, LLC
PARK HERITAGE NURSING, LLC
HOMESTEAD NURSING, LLC
MOUNTAIN VIEW NURSING, LLC
LITTLE ROCK HC&R NURSING, LLC
COOSA NURSING ADK, LLC
QC NURSING, LLC

By	/s/ William McBride
William McBride III, Manager of Each Borrower

ADCARE HEALTH SYSTEMS, INC.

By	/s/ William McBride
William McBride, Chief Executive Officer

THE PRIVATEBANK AND TRUST COMPANY

By	/s/ Amy K. Hallberg
Amy K. Hallberg, Managing Director

- AdCare Portfolio Operator Loan Ninth Modification Agreement -
- Signature Page -